UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Named Executive Officer Cash Bonuses

On March 11, 2025, the Compensation Committee of the Board of Directors (the “Board”) of BioAtla, Inc. (the “Company”), approved a cash bonus of $120,160 for 2024 for Richard Waldron, the Company’s Chief Financial Officer, and a cash bonus of $127,555 for 2024 for Eric Sievers, the Company’s Chief Medical Officer. Such bonuses were based entirely on the Company’s achievement of certain clinical development milestones, research and development milestones and business objectives in 2024 and reflect 62.5% of each executive officer’s target bonus.

On March 11, 2025, the Compensation Committee recommended, and on March 12, 2025, the Board approved, a cash bonus of $275,558 for 2024 for Jay Short, the Company’s Chief Executive Officer, based entirely on the Company’s achievement of certain clinical development milestones, research and development milestones, and business objectives in fiscal year 2024. This bonus reflects 62.5% of the executive officer’s target bonus.

Named Executive Officer Equity Awards

On March 11, 2025, the Compensation Committee granted 100,000 and 175,000 time-based restricted stock units (“RSUs”), effective as of March 11, 2025, to each of Richard Waldron and Eric Sievers, respectively, under the Company’s 2020 Equity Incentive Plan (the “EIP”). The RSU grants will vest as to 25% of the total number of shares on March 11, 2026, and thereafter, 6.25% of the total number of shares subject to the RSU shall vest on the last day of each of May, August, November and February so long as the officer remains in service (i) with the Company or one of its subsidiaries as an employee or independent contractor or (ii) as a non-employee member of the Board..

On March 12, 2025, the Board granted 431,000 RSUs, effective as of March 12, 2025, to Jay Short under the EIP. The RSU grant will vest as to 25% of the total number of shares on March 12, 2026, and thereafter, 6.25% of the total number of shares subject to the RSU shall vest on the last day of each of May, August, November and February so long as Dr. Short remains in service (i) with the Company or one of its subsidiaries as an employee or independent contractor or (ii) as a non-employee member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	March 14, 2025	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer